Exhibit 99

Jefferies Reports Preliminary Fourth Quarter and 11-Month 2010 Fiscal Year Financial Results

NEW YORK--(BUSINESS WIRE)--December 20, 2010--Jefferies Group, Inc. (NYSE: JEF) announced today preliminary financial results for its fiscal fourth quarter and 11-month fiscal year ended November 30, 2010. These results are preliminary pending resolution of the item described below.

Preliminary highlights for the three months ended November 30, 2010 versus the three months ended December 31, 2009:

  Net revenues of $695 million, versus $538 million.
  Net income to Common Shareholders of $71 million, versus $94 million.
  Net earnings per common share of $0.35, versus $0.46.
  Investment Banking revenues of $292 million, versus $194 million.

Preliminary highlights for the 11-month fiscal year ended November 30, 2010 versus the twelve months ended December 31, 2009:

  Net revenues in the 11-month period of $2,214 million, versus $2,171 million in the prior year 12-month period.
  Net income to Common Shareholders of $236 million in the 11-month period, versus $280 million in the prior year 12-month period.
  Net earnings per common share of $1.15 in the 11-month period, versus $1.38 in the prior year 12-month period.
  Investment banking revenues of $890 million in the 11-month period, versus $474 million in the prior year 12-month period.

During the fourth quarter, we began self-clearing a further portion of our fixed-income business. We are in the process of collecting final proceeds from the clearing bank that cleared these types of trades since 2005. During the course of 2010 and earlier, there have been varying differences between our records and the bank’s statements of account, with most of the 2010 differences appearing to be in our favor. The bank’s most recent statement of account differs from our records by $39 million in favor of the bank. Before finalizing our results, we are attempting to reconcile the current difference. Were it to be determined that the bank’s recent statement of account is fully correct and were the entire difference to be charged against the 11 months ended November 30, 2010, after considering the impact of offsetting expense reductions and taxes, our 2010 earnings per share may be reduced by $0.07 from $1.15 to $1.08, although some or all of this amount might ultimately be required to be allocated to prior periods.

A conference call with management discussion of these financial results will be held today, December 20, 2010, at 9:00 AM Eastern. Investors and securities industry professionals may access the management discussion by calling 877-710-9938 or 702-928-7183. A one-week replay of the call will also be available at 800-642-1687 or 706-645-9291 (conference ID # 28734585). A live audio webcast and delayed replay can be accessed at Jefferies.com.

Jefferies, a global securities and investment banking firm, has served companies and their investors for more than 48 years. Jefferies & Company, Inc. is the principal US operating subsidiary of Jefferies Group, Inc. (NYSE: JEF: www.jefferies.com), and Jefferies International Limited is the principal UK operating subsidiary. Jefferies International Limited, a UK-incorporated company, is authorised and regulated by the UK Financial Services Authority.

Jefferies Group, Inc. And Subsidiaries
Consolidated Statements Of Earnings
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended		Eleven Months Ended	Twelve Months Ended
	Nov 30, 2010	Dec 31, 2009	Nov 30, 2010	Dec 31, 2009
Revenues:
Commissions	$ 118,719	$ 117,209	$ 466,246	$ 512,293
Principal transactions	205,778	132,685	529,815	843,851
Investment banking	291,884	193,869	890,333	474,315
Asset management fees and investment income from managed funds	4,981	14,402	16,785	35,887
Interest	175,043	153,661	605,945	567,438
Other	18,175	10,219	62,417	38,918
Total revenues	814,580	622,045	2,571,541	2,472,702
Interest expense	119,701	83,839	357,194	301,925
Net revenues	694,879	538,206	2,214,347	2,170,777
Interest on mandatorily redeemable preferred interest of consolidated subsidiaries	14,942	6,628	14,916	37,248
Net revenues, less mandatorily redeemable preferred interest	679,937	531,578	2,199,431	2,133,529

Non-interest expenses:
Compensation and benefits	407,564	239,352	1,284,768	1,195,971
Floor brokerage and clearing fees	26,003	26,414	110,705	80,422
Technology and communications	46,797	36,725	160,987	141,233
Occupancy and equipment rental	18,636	20,656	68,085	72,824
Business development	19,610	8,341	62,015	37,614
Professional services	14,378	11,241	49,080	41,125
Other	9,795	19,768	47,017	48,719
Total non-interest expenses	542,783	362,497	1,782,657	1,617,908
Earnings before income taxes	137,154	169,081	416,774	515,621
Income tax expense	51,702	68,742	164,661	199,041
Net earnings	85,452	100,339	252,113	316,580
Net earnings to noncontrolling interests	14,735	6,819	16,601	36,537
Net earnings to common shareholders	$ 70,717	$ 93,520	$ 235,512	$ 280,043
Earnings per common share:
Basic	$ 0.35	$ 0.47	$ 1.16	$ 1.39
Diluted	$ 0.35	$ 0.46	$ 1.15	$ 1.38

Weighted average common shares:
Basic	194,901	196,255	196,393	200,446
Diluted	199,017	200,383	200,511	204,572

Effective tax rate	38%	41%	40%	39%

Jefferies Group, Inc. And Subsidiaries
Selected Statistical Information
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended
	11/30/2010	8/31/2010	5/31/2010	3/31/2010	12/31/2009	9/30/2009
Statement of Earnings
Net revenues, less mandatorily redeemable preferred interest	$ 679,937	$ 522,635	$ 667,512	$ 581,194	$ 531,578	$ 676,825

Non-interest expenses:
Compensation and benefits	407,564	308,797	384,311	319,801	239,352	395,031
Non-compensation expenses	135,219	134,644	137,868	135,843	123,145	106,764
Earnings before income taxes	137,154	79,194	145,333	125,550	169,081	175,030
Income tax expense	51,702	35,067	56,836	47,541	68,742	65,210
Net earnings	85,452	44,127	88,497	78,009	100,339	109,820
Net earnings (loss) to noncontrolling interests	14,735	(2,129)	3,665	3,943	6,819	23,534
Net earnings to common shareholders	$ 70,717	$ 46,256	$ 84,832	$ 74,066	$ 93,520	$ 86,286
Diluted earnings per common share	$ 0.35	$ 0.23	$ 0.41	$ 0.36	$ 0.46	$ 0.42

Financial Ratios
Pretax operating margin	20%	15%	22%	22%	32%	26%
Compensation and benefits / net revenues	59%	59%	57%	55%	44%	56%
Effective tax rate	38%	44%	39%	38%	41%	37%

Jefferies Group, Inc. And Subsidiaries
Selected Statistical Information
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended
	11/30/2010	8/31/2010	5/31/2010	3/31/2010	12/31/2009	9/30/2009
Revenues by Source
Equities	$ 145,870	$ 101,935	$ 168,730	$ 164,825	$ 106,939	$ 138,916
Fixed Income	252,144	171,184	230,913	213,481	222,996	418,010
Total	398,014	273,119	399,643	378,306	329,935	556,926

Equity	46,046	15,911	55,064	34,099	25,177	24,201
Debt	89,137	80,804	128,380	101,964	80,056	54,772
Capital markets	135,183	96,715	183,444	136,063	105,233	78,973
Advisory	156,701	149,478	72,514	62,274	88,636	43,556
Investment banking	291,884	246,193	255,958	198,337	193,869	122,529

Asset management fees and investment income / (loss) from managed funds:
Asset management fees	6,083	3,996	7,165	4,017	8,472	12,564
Investment (loss) / income from managed funds	(1,102)	(3,210)	6,764	2,582	5,930	8,402
Total	4,981	786	13,929	6,599	14,402	20,966
Net revenues	694,879	520,098	669,530	583,242	538,206	700,421
Interest on mandatorily redeemable preferred interest of consolidated subsidiaries	14,942	(2,537)	2,018	2,048	6,628	23,596
Net Revenues, less mandatorily redeemable preferred interest	$ 679,937	$ 522,635	$ 667,512	$ 581,194	$ 531,578	$ 676,825

Other Data
Number of trading days	63	65	64	61	64	64
Full time employees (end of period)	3,084	2,971	2,821	2,729	2,628	2,513
Common shares outstanding	171,694	171,241	171,591	171,845	165,638	169,332
Weighted average common shares:
Basic	194,901	195,601	196,944	198,507	196,255	200,609
Diluted	199,017	195,612	201,064	202,630	200,383	204,736

Jefferies Group, Inc. And Subsidiaries
Common Shares Outstanding and Common Shares for Basic and Diluted EPS Calculations
(Unaudited)

		November 30, 2010

Common shares outstanding		171,694,146
Outstanding restricted stock units		28,734,563
Adjusted shares outstanding		200,428,709

Note - All share information below for EPS purposes is based upon weighted-average balances for the applicable period.

		Three months ended	Eleven months ended
		November 30, 2010	November 30, 2010

Shares outstanding (weighted average)	(1)	171,469,594	171,018,282
Unearned restricted stock	(2)	(5,023,654)	(3,906,829)
Earned restricted stock units	(3)	24,654,154	25,109,367
Other issuable shares	(4)	3,800,758	4,171,899
Common Shares for Basic EPS		194,900,852	196,392,719

Stock options	(5)	10,529	13,075
Mandatorily redeemable convertible preferred stock	(6)	4,105,138	4,105,138
Convertible debt	(7)	-	-
Common Shares for Diluted EPS		199,016,519	200,510,932
(1)	Shares outstanding represents shares issued less shares repurchased in treasury stock. Shares issued includes public and private offerings, earned and unearned restricted stock, distributions related to restricted stock units, deferred compensation plans, employee stock purchase plan and stock option exercises. Shares issued does not include undistributed earned and unearned restricted stock units.

(2)	As certain restricted stock is contingent upon a future service condition, unearned shares are removed from shares outstanding in the calculation of basic EPS as Jefferies' obligation to issue these shares remains contingent.

(3)	As earned restricted stock units are no longer contingent upon a future service condition and are issuable upon a certain date in the future, earned restricted stock units are added to shares outstanding in the calculation of basic EPS.

(4)	Other shares issuable not pursuant to any contingency include shares issuable to settle previously granted restricted stock awards and shares issuable under certain deferred compensation plans.

(5)	Calculated under the treasury stock method. The treasury stock method assumes the issuance of only a net incremental number of shares as proceeds from issuance are assumed to be used to repurchase shares at the average stock price for the period.

(6)	Calculated under the if-converted method. The if-converted method assumes the conversion of convertible securities at the beginning of the period.

(7)	Represents the potential common shares issuable under the conversion spread (the excess conversion value over the accreted debt value) based on the average stock price for the period.

Jefferies Group, Inc. And Subsidiaries
Financial Highlights
(Amounts in Thousands, Except Per Share Amounts)
(Unaudited)

	Quarters Ended
	11/30/2010	8/31/2010	5/31/2010	3/31/2010	12/31/2009	9/30/2009

Net earnings to common shareholders	$ 70,717	$ 46,256	$ 84,832	$ 74,066	$ 93,520	$ 86,286
Basic EPS (1)	$ 0.35	$ 0.23	$ 0.42	$ 0.36	$ 0.47	$ 0.42
Diluted EPS (1)	$ 0.35	$ 0.23	$ 0.41	$ 0.36	$ 0.46	$ 0.42
Effective tax rate	38%	44%	39%	38%	41%	37%

Total assets (in millions) (2)	$ 35,206	$ 31,636	$ 32,117	$ 32,912	$ 28,189	$ 27,863
Average total assets for quarter (in millions) (2)	$ 39,241	$ 36,560	$ 37,597	$ 35,319	$ 31,792	$ 29,379
Cash and cash equivalents (in millions)	$ 2,189	$ 2,090	$ 994	$ 1,029	$ 1,853	$ 1,405
Level 3 assets (in millions) (2) (3)	$ 576	$ 486	$ 512	$ 657	$ 884	$ 842
Level 3 assets - % total assets (2)	1.6%	1.5%	1.6%	2.0%	3.1%	3.0%
Level 3 assets - % total financial instruments owned (2)	3.6%	3.4%	3.7%	5.1%	9.3%	8.6%
Level 3 assets - % common stockholders' equity (2)	23.0%	20.9%	22.4%	28.4%	38.3%	39.3%

Total common stockholders' equity (in millions)	$ 2,500	$ 2,340	$ 2,288	$ 2,317	$ 2,309	$ 2,145
Adjusted common stockholders' equity (in millions) (4)	$ 2,661	$ 2,484	$ 2,429	$ 2,448	$ 2,362	$ 2,192
Common book value per share (5)	$ 14.56	$ 13.67	$ 13.33	$ 13.48	$ 13.94	$ 12.66
Adjusted book value per share (6)	$ 13.28	$ 12.43	$ 12.13	$ 12.17	$ 12.24	$ 11.15
Tangible common book value per share (7)	$ 12.42	$ 11.52	$ 11.20	$ 11.34	$ 11.71	$ 10.54
Adjusted tangible book value per share (6)	$ 11.44	$ 10.59	$ 10.30	$ 10.34	$ 10.33	$ 9.32

Total capitalization (in millions) (8)	$ 7,053	$ 6,358	$ 5,762	$ 5,821	$ 5,802	$ 5,348
Leverage ratio (2) (9)	12.4	11.9	12.3	12.4	10.7	11.3
Adjusted leverage ratio (2) (10)	13.0	12.1	12.3	11.2	9.0	9.8

Average firmwide VaR (in millions) (11)	$ 6.45	$ 8.64	$ 8.25	$ 11.21	$ 6.46	$ 7.51

Common shares outstanding	171,694	171,241	171,591	171,845	165,638	169,332
Adjusted shares outstanding (12)	200,429	199,867	200,286	201,101	193,042	196,613
Share issued during quarter	1,888	372	1,659	8,682	819	1,039
Shares purchased during the quarter	1,082	525	1,620	2,474	4,479	3,532

Number of employees	3,084	2,971	2,821	2,729	2,628	2,513

Footnotes

(1)	The following details the calculation of basic and diluted earnings per share as included in our quarterly and annual reports.

Quarters Ended
		11/30/2010	8/31/2010	5/31/2010	3/31/2010	12/31/2009	9/30/2009
Earnings for basic earnings per common share:
	Net earnings	$ 85,452	$ 44,127	$ 88,497	$ 78,009	$ 100,339	$ 109,820
	Net earnings (loss) to noncontrolling interests	14,735	(2,129)	3,665	3,943	6,819	23,534
	Net earnings to common shareholders	70,717	46,256	84,832	74,066	93,520	86,286
	Less: Allocation of earnings to participating securities (A)	2,988	1,731	2,875	2,163	1,451	1,108
	Net earnings available to common shareholders	$ 67,729	$ 44,525	$ 81,957	$ 71,903	$ 92,069	$ 85,178
Earnings for diluted earnings per common share:
	Net earnings	$ 85,452	$ 44,127	$ 88,497	$ 78,009	$ 100,339	$ 109,820
	Net earnings (loss) to noncontrolling interests	14,735	(2,129)	3,665	3,943	6,819	23,534
	Net earnings to common shareholders	70,717	46,256	84,832	74,066	93,520	86,286
	Add: Convertible preferred stock dividends (B)	1,016	-	1,016	1,016	1,016	1,016
	Less: Allocation of earnings to participating securities (A)	2,984	1,730	2,863	2,158	1,437	1,098
	Net earnings available to common shareholders	$ 68,749	$ 44,526	$ 82,985	$ 72,924	$ 93,099	$ 86,204
Weighted Average Common Shares:
	Basic	194,901	195,601	196,944	198,507	196,255	200,609
	Diluted	199,017	195,612	201,064	202,630	200,383	204,736
Earnings per common share:
	Basic	$ 0.35	$ 0.23	$ 0.42	$ 0.36	$ 0.47	$ 0.42
	Diluted	$ 0.35	$ 0.23	$ 0.41	$ 0.36	$ 0.46	$ 0.42

(A) Represents dividends declared during the period on participating securities plus an allocation of undistributed earnings to participating securities. Losses are not allocated to participating securities. Participating securities represent restricted stock and restricted stock units for which requisite service has not yet been rendered and amounted to weighted average shares of 8,599,000, 7,661,000, 6,780,000, 5,815,000, 3,092,000 and 2,609,000 for the three months ended November 30, 2010, August 31, 2010, May 31, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively. Dividends declared on participating securities during the three months ended November, 30, 2010, August 31, 2010, May 31, 2010 and March 31, 2010 amounted to approximately $632,000, $559,000, $568,000 and $494,000, respectively. No dividends were declared during 2009. Undistributed earnings are allocated to participating securities based upon their right to share in earnings if all earnings for the period had been distributed.

(B) The conversion of our mandatorily redeemable convertible preferred stock was considered anti-dilutive for our three-months ended August 31, 2010.

(2)	This amount represents a preliminary estimate as of the date of this earnings release and may be revised in our Annual Report on Form 10-K for the eleven months ended November 30, 2010.

(3)	Level 3 assets represent those financial instruments classified as such under ASC 820, accounted for at fair value and included within Financial instruments owned. Level 3 assets for which we bear no economic exposure were $321 million at November 30, 2010, which is reflective of the portion of our Level 3 assets that are financed by nonrecourse secured financing attributable to third party or employee noncontrolling interests in certain consolidated entities.

(4)	Adjusted common stockholders’ equity represents total common stockholders’ equity plus the unrecognized compensation cost related to nonvested share based awards, i.e. granted restricted stock and restricted stock units which contain future service requirements. As of November 30, 2010, unrecognized compensation cost related to nonvested share based awards was $160,960. We believe that adjusted common stockholders’ equity is a meaningful measure as it reflects the current capital outstanding to stockholders, including employee common shareholders, that would be required to be paid out in liquidation.

(5)	Common book value per share equals common stockholders' equity divided by common shares outstanding.

(6)	Adjusted book value per share equals adjusted common stockholders’ equity divided by adjusted shares outstanding. Adjusted tangible book value per share equals adjusted common stockholders’ equity less goodwill and identifiable intangible assets divided by adjusted common shares outstanding. As of November 30, 2010, goodwill and identifiable intangible assets equals $368,078. Previous quarters have been conformed to reflect this calculation. We believe these are meaningful measure as investors often incorporate the dilutive effects of outstanding capital in their valuations.

(7)	Tangible common book value per share equals tangible common stockholders' equity divided by common shares outstanding. As of November 30, 2010, tangible common stockholders' equity equals common stockholders' equity of $2,500,284 less goodwill and identifiable intangible assets of $368,078. We believe that tangible common book value per share and tangible common stockholders' equity is meaningful as a valuation of financial companies are often measured as a multiple of tangible common stockholders' equity making these ratios meaningful for investors.

(8)	Total capitalization includes our long-term debt, mandatorily redeemable convertible preferred stock, mandatorily redeemable preferred interest of consolidated subsidiaries and total stockholders' equity.

(9)	Leverage ratio equals total assets divided by total stockholders' equity.

(10)	Adjusted leverage ratio equals adjusted assets divided by tangible stockholders' equity. Adjusted assets equals total assets less securities borrowed, securities purchased under agreements to resell, cash and securities segregated, goodwill and indentifiable intangibles plus financial instruments sold, not yet purchased (net of derivative liabilities). As of November 30, 2010, adjusted assets were $31,954,231. We believe that adjusted assets is a meaningful measure as it excludes certain assets that are considered of lower risk as they are generally self-financed by customer liabilities through our securities lending activities.

(11)	VaR is the potential loss in value of our trading positions due to adverse market movements over a one-day time horizon with a 95% confidence level. For a further discussion of the calculation of VaR, see "Market Risk" in Part 1, Item 3 "Quantitative and Qualitative Disclosures About Market Risk" in our Quarterly Report on Form 10-Q for the eight months ended August 31, 2010.

(12)	Adjusted shares outstanding equals common shares outstanding plus outstanding restricted stock units.

CONTACT:
Jefferies Group, Inc.
Peregrine C. Broadbent, 212-284-2338
Chief Financial Officer